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    SUPPLEMENT DATED JUNE 16, 2003 TO THE PROSPECTUS DATED MAY 1, 2003 FOR:

      o EQ ADVISORS TRUST
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This Supplement updates certain information in the Prospectus dated May 1, 2003 of EQ Advisors Trust ("Trust") regarding a Portfolio of the Trust and supercedes the Supplement dated May 12, 2003 to the Prospectus. You may obtain a copy of the Prospectus, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104.

         Information Regarding EQ/Bernstein Diversified Value Portfolio

The information below updates information regarding the EQ/Bernstein Diversified Value Portfolio and should replace, in its entirety, the third paragraph of the section entitled "Who Manages the Portfolio":

Marilyn G. Fedak has been principally responsible for the day-to-day management of the Portfolio since March 1, 2001. Ms. Fedak, Chief Investment Officer and Chairman of the U.S. Equity Investment Policy Group, has been with Bernstein since 1984.